UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS
JUNE 30, 1998



[UMBRELLA LOGO]



THE TRAVELERS TIMED GROWTH AND INCOME
STOCK ACCOUNT FOR VARIABLE ANNUITIES

THE TRAVELERS TIMED SHORT-TERM
BOND ACCOUNT FOR VARIABLE ANNUITIES

THE TRAVELERS TIMED AGGRESSIVE
STOCK ACCOUNT FOR VARIABLE ANNUITIES

THE TRAVELERS TIMED BOND ACCOUNT
FOR VARIABLE ANNUITIES



TRAVELERS LIFE & ANNUITY
        A Member of Travelers Group  [LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                        The Travelers Investment Management Company ("TIMCO")
                        provides equity management and advisory services for
                        the following Travelers Variable Products Separate
                        Accounts contained in this report:  The Travelers
[TIMCO LOGO]            Timed Growth and Income Stock Account for Variable
                        Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed
                        Aggressive Stock Account for Variable Annuities.



                        Travelers Asset Management International Corporation
[TAMIC LOGO]            ("TAMIC") provides fixed income management and
                        advisory services for The Travelers Timed Bond Account for Variable Annuities.

[TRAVELERS GROUP LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1998



ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remained low and the Asian currency crisis caused the Fed to lean towards a more neutral stance.

Despite the strong first quarter, the U.S. economy recently showed signs of slowing down. While industrial production and retail sales trended lower, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the portion of the Treasury yield curve showing the spread between the 2-year and 10-year Treasury yields is now slightly inverted. In the past, an inverted yield curve has been a harbinger of an economic downturn.

Fed Chairman Alan Greenspan notes in his testimony on July 21, 1998 that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard & Poor's 500 Stock Index ("S&P 500") gained 16.8%. At this pace, the stock market would yet again produce another year of 30% or more of appreciation, a 3 year run unprecedented in the history of equity markets. The bond market produced healthy returns as yields on 30-year Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower economy in the second half of 1998. The absence of inflationary pressure should keep bond yields below 6% while the combination of lofty valuations and slower earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

EQUITY COMMENTARY

After three remarkable years of market appreciation averaging over 30% annually, the first quarter's total return of the S&P 500 of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the price-to-earnings multiple.

Consumer cyclical and technology stocks led the market higher during the first quarter. Low interest rates, low stable inflation, and healthy economic growth combined to support consumer confidence and generated strong sales growth and stock price appreciation in the retail, housing, auto and airline industries. Many technology stocks rebounded from a late 1997 decline, as investors grew confident that the Asian economic crisis would not lead to a global economic slowdown. Telecommunications equipment and software stocks performed the best, while semiconductor stocks lagged due to ongoing oversupply and price weakness.

Stock market volatility increased significantly in the second quarter of 1998. Investor focus shifted from the prospects of Fed monetary policy tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large cap stocks posted a gain for the second quarter while small cap stocks declined to fall farther behind their large cap counterparts.

A seesaw pattern in stock prices persisted at the beginning of the second quarter, as stock prices remained almost unchanged at the end of April from a month earlier. Interest rate concerns took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 4.3% from April 23 to April 27.

Despite a strong first quarter GDP report, and continued low inflation a slowdown in the second half of 1998 has become apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 index declined by almost 2% while the Russell 2000 Stock Index fell nearly 5%. Several companies provided early guidance about lower second quarter earnings during the month of May. Investors, already worried about record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large cap universe. In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. The stock market appears to have drawn a positive inference from this event and the current outlook for second half earnings seems favorable. Corporate earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999.

Besides the historically high valuations for large cap stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia remains in a protracted recession, which is a likely scenario at this point, a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

FIXED INCOME COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with the United States and Japanese intervention to stabilize the yen, the rally in U.S. Treasuries helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment grade bonds barely performed better than U.S. Treasuries. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasuries. High yield bonds and emerging market bonds also lagged U.S. Treasuries during the second quarter of 1998, although high yield bonds are still ahead of U.S. Treasuries for the first six months of 1998.

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1%-2% annual range in the second half of 1998. Exports from the U.S. have declined sharply and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipated that the yield curve will be steeper six to twelve months from now (The yield curve shows the difference between short-and-long-term yields). However, we think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.





DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS



                                                                                    PAGE
----------------------------------------------------------------------------------------

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES............................................................... 5

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES...................17

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES..................25

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES..............................37

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account For Variable Annuities ("Account TGIS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ended June 30, 1998, Account TGIS achieved a total return of 18.6%, before fees and expenses, well ahead of the S&P 500 return of 16.8%. Net of fees and expenses, Account TGIS's total return of 17.0% for the first half of 1998 compared favorably to the 11.6% average return for variable annuity stock accounts in the Lipper Growth & Income Category. On a trailing twelve month basis as of June 30, 1998, Account TGIS had a total return of 27.9%, net of fees and expenses, compared to the Lipper Growth & Income Category average of 21.6%.

During the first half of 1998, stock selection in the health care, consumer discretionary, producer durables, autos and transportation sectors made the strongest positive contribution to Account TGIS's overall relative performance. In the health care sector, Account TGIS benefited from our positions in companies with strong diversified sources of earnings such as American Home Products, Schering-Plough and Warner-Lambert. In the consumer discretionary sector, we were helped by overweighted positions in media companies such as Chancellor Media, New York Times and Meredith Corp. and a number of different retailers such as Costco, Albertsons and Jones Apparel.

In the producer durables sector, our positions in Textron and United Technologies helped performance in the first quarter. In the transportation sector, our emphasis on the better performing airline and automobile industries also made a positive contribution to performance. Our individual stock picks here such as Delta Air Lines, AMR Corp. and Ford Motor all performed well during the period. Our positions in The Equitable Companies and Morgan Stanley Dean Witter helped performance in the financial services sector towards the end of the second quarter.

We lost ground relative to the benchmark primarily in the technology sector. In the technology sector, our relative performance was penalized by not holding a number of better performing stocks such as EMC Corp. and Digital Equipment. We were also hurt by overweighted positions in VLSI Technology and Oracle, which both reported earnings disappointments.

Our disciplined approach to stock selection emphasizes stocks that offer improving fundamentals and relative earnings gains at discounted stock valuations. In the technology sector, we focus on higher growth industries like networking and software through our positions in Cisco and Intuit. We maintain an underweight position in the weak performing semiconductor group by excluding stocks such as Motorola which have produced a string of negative earnings surprises. In the health care sector, we continue to emphasize Guidant, a leading manufacturer of medical devices that regulate heart activity through chest implants. Our focus among the financial services sector remains on the securities industry where we have positions in Merrill Lynch, Morgan Stanley Dean Witter and The Equitable Companies.

We believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market over the short term. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA





                                  [TIMCO LOGO]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998


ASSETS:
     Investment securities, at market value (cost $119,739,620).................       $   175,584,080
     Receivables:
          Dividends.............................................................               144,243
          Investment securities sold............................................            10,934,353
          Purchase payments and transfers from other Travelers accounts.........                67,010
     Other assets...............................................................                    15
                                                                                       ---------------

               Total Assets.....................................................           186,729,701
                                                                                       ---------------

LIABILITIES:
     Cash overdraft.............................................................                92,006
     Payables:
          Investment securities purchased.......................................            10,206,905
          Contract surrenders and transfers to other Travelers accounts.........               596,291
          Investment management and advisory fees...............................                 7,796
          Market timing fees....................................................                30,002
          Variation on futures margin...........................................               599,357
     Accrued liabilities........................................................                30,002
                                                                                       ---------------

               Total Liabilities................................................            11,562,359
                                                                                       ---------------

NET ASSETS:
     (Applicable to 42,456,536 units outstanding at $4.125 per unit)............       $   175,167,342
                                                                                       ===============



                       See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Dividends ...............................................................    $     1,143,011
     Interest  ...............................................................            427,831
                                                                                  ---------------
          Total income........................................................                        $    1,570,842

EXPENSES:
     Market timing fees.......................................................          1,156,533
     Investment management and advisory fees..................................            300,504
     Insurance charges........................................................          1,156,533
                                                                                  ---------------
          Total expenses......................................................                             2,613,570
                                                                                                      ---------------

               Net investment loss............................................                            (1,042,728)
                                                                                                      ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
        INVESTMENT SECURITIES:
     Realized gain from investment security transactions:
          Proceeds from investment securities sold............................        110,293,151
          Cost of investment securities sold..................................         85,496,068
                                                                                  ---------------

               Net realized gain..............................................                            24,797,083

     Change in unrealized gain on investment securities:
          Unrealized gain at December 31, 1997................................         49,281,960
          Unrealized gain at June 30, 1998....................................         55,844,460
                                                                                  ---------------

               Net change in unrealized gain for the period...................                             6,562,500
                                                                                                      ---------------

                    Net realized gain and change in unrealized gain...........                            31,359,583
                                                                                                      ---------------

     Net increase in net assets resulting from operations.....................                        $   30,316,855
                                                                                                      ===============








                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          SIX MONTHS
                                                                                            ENDED              YEAR ENDED
                                                                                           JUNE 30,           DECEMBER 31,
                                                                                             1998                 1997
                                                                                             ----                 ----
                                                                                         (UNAUDITED)
OPERATIONS:
     Net investment loss........................................................     $     (1,042,728)    $       (821,937)
     Net realized gain from investment security transactions....................           24,797,083           29,409,972
     Net change in unrealized gain on investment securities.....................            6,562,500           18,381,102
                                                                                       ---------------      ---------------

          Net increase in net assets resulting from operations..................           30,316,855           46,969,137
                                                                                       ---------------      ---------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 951,975 and 2,453,311 units, respectively).............            3,643,914            7,827,231
     Participant transfers from other Travelers accounts
          (applicable to 1,023,924 and 2,764,694 units, respectively)...........            3,977,795            9,073,766
     Market timing transfers from other Travelers timed accounts
          (applicable to 13,417,785 units)......................................                    -           40,990,167
     Administrative charges
          (applicable to 19,712 and 67,786 units, respectively).................              (81,070)            (224,578)
     Contract surrenders
          (applicable to 2,337,458 and 5,047,459 units, respectively)...........           (8,998,399)         (15,992,402)
     Participant transfers to other Travelers accounts
          (applicable to 1,467,635 and 4,764,847 units, respectively)...........           (5,595,300)         (14,956,016)
     Market timing transfers to other Travelers timed accounts
          (applicable to 15,942,674 and 16,465,702 units, respectively).........          (60,525,167)         (45,755,486)
     Other payments to participants
          (applicable to 63,798 and 89,224 units, respectively).................             (246,926)            (274,330)
                                                                                       ---------------      ---------------

          Net decrease in net assets resulting from unit transactions...........          (67,825,153)         (19,311,648)
                                                                                       ---------------      ---------------

               Net increase (decrease) in net assets............................          (37,508,298)          27,657,489

NET ASSETS:
     Beginning of period........................................................          212,675,640          185,018,151
                                                                                       ---------------      ---------------

     End of period                                                                   $    175,167,342     $    212,675,640
                                                                                       ===============      ===============



                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    The costs of purchases and proceeds from sales of investments (other than short-term securities), were $46,737,189 and $78,622,884, respectively; the proceeds from sales of direct and indirect U.S. government securities were $413,571 for the six months ended June 30, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $11,818 and $24,649 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

    At June 30, 1998, Account TGIS held 22 open S&P 500 Stock Index futures contracts expiring in September, 1998. The underlying face value, or notional value, of these contracts at June 30, 1998 amounted to $6,286,500. In connection with these contracts, short-term investments with a par value of $335,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $2,569,073 and $6,907,342 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1998 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $43,242 and $94,019 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)


                                                                     SIX
                                                                    MONTHS
                                                                    ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,        (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                   --------    ----------------------------------------------------
                                                                     1998       1997       1996        1995       1994       1993
                                                                     ----       ----       ----        ----       ----       ----
SELECTED PER UNIT DATA:
  Total investment income.......................................   $  .031     $  .075    $  .061    $   .083    $  .064    $ .043
  Operating expenses............................................      .054        .090       .069        .057       .041      .042
                                                                   -------     -------    -------    --------    -------    ------

  Net investment income (loss)..................................    (.023)      (.015)     (.008)        .026       .023      .001

  Unit value at beginning of period.............................     3.526       2.717      2.263       1.695      1.776     1.689
  Net realized and change in unrealized gains (losses)..........      .622        .824       .462        .542     (.104)      .086
                                                                   -------     -------    -------    --------    -------    ------

  Unit value at end of period...................................   $ 4.125     $ 3.526    $ 2.717    $  2.263    $ 1.695    $1.776
                                                                   =======     =======    =======    ========    =======    ======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value.........................   $   .60     $   .81    $   .45    $    .57    $  (.08)   $  .09
  Ratio of operating expenses to average net assets*............      2.82%       2.82%      2.82%       2.82%      2.82%     2.82%
  Ratio of net investment income (loss) to average net assets*..     (1.17)%      (.45)      (.34)       1.37%      1.58%      .08%
  Number of units outstanding at end of period (thousands)......    42,457      60,312     68,111     105,044      29,692        -
  Portfolio turnover rate.......................................        27%         63%        81%         79%        19%       70%
  Average commission rate paid+.................................   $  .056     $  .053    $  .046           -          -         -


*     Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the period.

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998



                                                      NO. OF             MARKET
                                                      SHARES             VALUE
                                                   -------------     -------------
COMMON STOCKS (96.3%)

  AEROSPACE (1.2%)
   Boeing Co.                                             17,000     $     757,562
   General Dynamics                                        9,100           423,150
   United Technologies Corp.                               9,800           906,500
                                                                     -------------
                                                                         2,087,212
                                                                     -------------
  AIRLINES (1.5%)
   AMR Corp. (A)                                          10,260           854,145
   Continental Airlines (A)                               10,400           633,100
   Delta Air Lines                                         4,500           581,625
   US Airways Group Inc. (A)                               6,300           499,275
                                                                     -------------
                                                                         2,568,145
                                                                     -------------
  AUTOMOTIVE (2.3%)
   Chrysler Corp.                                         12,000           676,500
   Ford Motor Co.                                         30,400         1,793,600
   General Motors Corp.                                   13,400           895,287
   Navistar International Corp. (A)                       25,000           721,875
                                                                     -------------
                                                                         4,087,262
                                                                     -------------
  BANKING (8.9%)
   Banc One Corp.                                          5,572           310,987
   BankAmerica Corp.                                      16,200         1,400,287
   BankBoston Corp.                                       14,800           823,250
   Bankers Trust Corp.                                     4,000           464,250
   Chase Manhattan Corp.                                  15,048         1,136,124
   Citicorp                                                8,200         1,223,850
   Comerica Inc.                                           7,900           523,375
   First Union Corp.                                       5,600           326,200
   Fleet Financial Group Inc.                              9,300           776,550
   Golden West Financial Corp.                             5,300           563,456
   M & T Bank Corp.                                          700           387,800
   J.P. Morgan & Company                                   3,200           374,800
   NationsBank Corp.                                      21,406         1,637,559
   Norwest Corp.                                          23,100           863,362
   PNC Bank Corp.                                          5,500           295,969
   Republic New York Corp.                                10,200           641,962
   State Street Corp.                                      7,900           549,050
   Summit Bancorp.                                        13,700           650,750
   SunTrust Banks Inc.                                     9,900           804,994
   Washington Mutual                                      18,650           809,526
   Wells Fargo & Co.                                       3,000         1,107,000
                                                                     -------------
                                                                        15,671,101
                                                                     -------------
  BEVERAGE (2.3%)
   Adolph Coors Co.                                       14,300           487,987
   Anheuser-Busch Cos.                                       200             9,437
   Coca-Cola Co.                                          41,800         3,573,900
                                                                     -------------
                                                                         4,071,324
                                                                     -------------
  BROKERAGE (2.1%)
   MGIC Investment Corp.                                   9,300           530,681
   Marsh & McLennan Cos.                                   9,600           580,200
   Merrill Lynch & Co.                                    11,300         1,042,425
   Morgan Stanley Dean Witter & Co.                       17,140         1,566,167
                                                                     -------------
                                                                         3,719,473
                                                                     -------------

  BUILDING MATERIALS (0.6%)
   Kaufman & Broad Home Corp.                             12,200           387,350
   Masco Corp.                                            11,300           683,650
                                                                     -------------
                                                                         1,071,000
                                                                     -------------
  CAPITAL GOODS (2.2%)
   Cordant Technologies Inc.                              10,100           465,863
   Crane Co.                                              11,384           552,836
   Deere & Co.                                            10,600           560,475
   Emerson Electric Co.                                    7,600           458,850
   Pitney Bowes, Inc.                                     11,800           567,875
   Tellabs, Inc. (A)                                       8,000           572,750
   Thomas & Betts Corp.                                   11,900           586,075
                                                                     -------------
                                                                         3,764,724
                                                                     -------------
  CHEMICALS (1.8%)
   Crompton & Knowles Corp.                               15,900           400,481
   Dow Chemical Co.                                        4,300           415,756
   DuPont Co.                                             18,900         1,410,412
   Lyondell Petrochemical                                 11,100           337,856
   Monsanto Co.                                           10,100           564,337
                                                                     -------------
                                                                         3,128,842
                                                                     -------------
  CONSTRUCTION MACHINERY (0.5%)
   Caterpillar, Inc.                                       7,000           370,125
   Ingersoll-Rand                                         12,600           555,187
                                                                     -------------
                                                                           925,312
                                                                     -------------
  CONSUMER (5.5%)
   Colgate-Palmolive                                       9,100           800,800
   General Electric Corp.                                 52,900         4,813,900
   Gillette Co.                                           13,378           758,365
   Procter & Gamble Co.                                   24,000         2,185,500
   Unilever N.V.                                           9,600           757,800
   Whirlpool Corp.                                         6,000           412,500
                                                                     -------------
                                                                         9,728,865
                                                                     -------------
  CONSUMER SERVICES (0.3%)
   Kimberly-Clark Corp.                                    9,620           441,317
                                                                     -------------

  CONTAINERS (0.3%)
   Owens-Illinois (A)                                     10,200           456,450
                                                                     -------------

  DEFENSE (0.2%)
   Raytheon Co.                                            7,200           425,700
                                                                     -------------

  ENTERTAINMENT (1.0%)
   Time Warner, Inc.                                       9,900           845,831
   Walt Disney Co.                                         9,341           981,389
                                                                     -------------
                                                                         1,827,220
                                                                     -------------
  FINANCE (1.4%)
   American Express Co.                                    8,600           980,400
   Associates First Capital                                7,927           609,388
   Countrywide Credit Industries                           8,700           441,525
   Pulte Corp.                                            14,200           424,225
                                                                     -------------
                                                                         2,455,538
                                                                     -------------

                                                      NO. OF             MARKET
                                                      SHARES             VALUE
                                                   -------------     -------------
  FOOD (3.6%)
   Dean Foods Co.                                          7,050     $     387,309
   H.J Heinz Co.                                          15,900           892,387
   Interstate Bakeries Corp.                              13,400           444,712
   Kellogg Co.                                             7,200           270,450
   McDonalds Corp.                                        12,500           862,500
   PepsiCo Inc.                                           27,100         1,116,181
   Sara Lee Corp.                                         17,600           984,500
   Suiza Foods Corp. (A)                                  11,700           698,344
   Sysco Corp.                                            24,100           617,562
                                                                     -------------
                                                                         6,273,945
                                                                     -------------
  HEALTHCARE (1.8%)
   Abbott Laboratories                                    28,900         1,181,287
   Guidant Corp.                                          10,300           734,519
   HEALTHSOUTH Corp. (A)                                  30,800           821,975
   Health Management
    Association, Inc. (A)                                 12,850           429,672
                                                                     -------------
                                                                         3,167,453
                                                                     -------------
  INDEPENDENT ENERGY (0.6%)
   Burlington Resources, Inc.                              9,900           426,319
   Entergy Corp.                                          14,200           408,250
   Halliburton Co.                                         4,800           213,900
                                                                     -------------
                                                                         1,048,469
                                                                     -------------
  INDUSTRIAL (1.1%)
   AccuStaff, Inc. (A)                                    12,800           400,000
   Mercury General Corp.                                   5,600           360,850
   Tyco International Ltd.                                19,700         1,241,100
                                                                     -------------
                                                                         2,001,950
                                                                     -------------
  INSURANCE (4.1%)
   Allstate Corp.                                         12,438         1,138,854
   Ambac Financial Group, Inc.                             6,300           368,550
   American International Group                           17,875         2,609,750
   Choicepoint Inc. (A)                                      310            15,694
   Equitable Companies, Inc.                               8,800           659,450
   Everest Reinsurance Holdings                            9,900           380,531
   Hartford Financial Services Group                       5,200           594,750
   SunAmerica, Inc.                                       14,050           806,997
   Transatlantic Holdings, Inc.                            3,790           293,014
   20th Century Industries                                14,000           401,625
                                                                     -------------
                                                                         7,269,215
                                                                     -------------
  INTEGRATED ENERGY (5.9%)
   Amoco Corp.                                            29,600         1,232,100
   Atlantic Richfield Co.                                  5,700           445,312
   Chevron Corp.                                          11,200           930,300
   Exxon Corp.                                            46,400         3,308,900
   Mobil Corp.                                            18,800         1,440,550
   Royal Dutch Petroleum Co.                              29,300         1,606,006
   Texaco, Inc.                                           15,800           943,063
   Unocal Corp.                                           13,300           475,475
                                                                     -------------
                                                                        10,381,706
                                                                     -------------

 MEDIA (2.4%)
   Chancellor Media Corp. (A)                              8,800           436,975
   Clear Channel Communications (A)                        9,400         1,025,775
   Gannett Co.                                            10,000           710,625
   Meredith Corp.                                         12,900           605,494
   New York Times Co.                                      8,900           705,325
   Tele-Communications, Inc. (A)                           8,900           341,815
   Viacom, Inc. (A)                                        6,425           374,256
                                                                     -------------
                                                                         4,200,265
                                                                     -------------
  METALS (1.3%)
   Aeroquip-Vickers, Inc.                                  5,761           336,298
   Alumax Inc.                                            11,200           519,400
   Bethlehem Steel Corp. (A)                              28,000           348,250
   Illinois Tool Works                                     9,500           633,531
   USX-U.S. Steel Group                                   10,900           359,700
                                                                     -------------
                                                                         2,197,179
                                                                     -------------
  NATURAL GAS PIPELINE (1.0%)
   Columbia Gas Systems, Inc.                              6,600           367,125
   Enron Corp.                                             5,600           302,750
   Sonat, Inc.                                             8,200           316,725
   Williams Companies, Inc.                               23,500           793,125
                                                                     -------------
                                                                         1,779,725
                                                                     -------------
  OIL FIELD (0.5%)
   BJ Services Co. (A)                                     9,048           262,958
   Schlumberger Ltd.                                       8,300           566,994
                                                                     -------------
                                                                           829,952
                                                                     -------------
  PAPER (0.9%)
   Georgia-Pacific Corp.                                   8,300           489,181
   International Paper Co.                                 5,200           223,600
   Mead Corp.                                             10,190           323,533
   Weyerhaeuser Co.                                        3,500           161,656
   Willamette Industries, Inc.                            10,600           339,200
                                                                     -------------
                                                                         1,537,170
                                                                     -------------
  PHARMACEUTICALS (9.2%)
   American Home Products Corp.                           30,600         1,583,550
   Bristol-Myers Squibb Co.                               20,600         2,367,713
   CVS Corp.                                              19,600           763,175
   Eli Lilly & Co.                                        20,900         1,380,706
   Johnson & Johnson                                      20,100         1,482,375
   Merck & Co.                                            17,600         2,354,000
   Pfizer, Inc.                                           23,860         2,593,284
   Schering-Plough Corp.                                  18,000         1,649,250
   Warner-Lambert Co.                                     20,400         1,415,250
   Watson Pharmaceuticals, Inc. (A)                       12,200           569,588
                                                                     -------------
                                                                        16,158,891
                                                                     -------------
  RAILROADS (0.3%)
   CSX Corp.                                               9,100           414,050
   Union Pacific Corp.                                     3,800           167,675
                                                                     -------------
                                                                           581,725
                                                                     -------------

                                                      NO. OF            MARKET
                                                      SHARES            VALUE
                                                   -------------     -------------
  RETAILERS (6.0%)
   Borders Group, Inc. (A)                                 9,100     $     336,700
   Costco Cos. (A)                                        13,300           839,146
   Dayton Hudson Corp.                                    19,600           950,600
   Federated Department
    Stores, Inc. (A)                                       9,800           527,363
   Gap Inc.                                                9,450           582,356
   General Nutrition Cos., Inc. (A)                       22,400           698,600
   Home Depot, Inc.                                       17,500         1,453,594
   Jones Apparel Group Inc. (A)                            9,400           343,688
   J.C. Penney Co., Inc.                                   4,700           339,869
   Kmart Corp. (A)                                        27,100           521,675
   Office Depot, Inc. (A)                                 17,100           539,719
   Ross Stores, Inc.                                       7,600           327,750
   Stride Rite Corp.                                         300             4,519
   TJX Companies, Inc.                                    22,800           550,050
   Wal-Mart Stores, Inc.                                  39,900         2,423,925
                                                                     -------------
                                                                        10,439,554
                                                                     -------------
  SERVICES (4.2%)
   Equifax, Inc.                                           2,400            87,150
   HBO & Co.                                              23,400           825,580
   Lincare Holdings, Inc. (A)                             10,800           453,937
   Medtronic, Inc.                                         8,800           561,000
   Microsoft Corp. (A)                                    47,100         5,105,932
   Oracle Corp. (A)                                       16,700           409,671
                                                                     -------------
                                                                         7,443,270
                                                                     -------------
  SUPERMARKETS (0.7%)
   Kroger Co. (A)                                         11,300           484,488
   Safeway Inc. (A)                                       16,343           664,956
                                                                     -------------
                                                                         1,149,444
                                                                     -------------
  TECHNOLOGY (8.7%)
   Berg Electronics  (A)                                   7,600           148,675
   Ceridian Corp. (A)                                     10,000           587,500
   Cisco Systems, Inc. (A)                                24,750         2,279,319
   Compaq Computer Corp.                                  37,779         1,071,965
   Computer Associates International                       6,100           338,931
   Compuware Corp. (A)                                     6,900           352,547
   Dell Computer Corp. (A)                                12,400         1,150,487
   EMC Corp. (A)                                          19,800           887,288
   Eastman Kodak Co.                                       6,150           449,334
   Hewlett Packard Co.                                    13,800           826,275
   Intel Corp.                                            30,200         2,237,630
   International Business
    Machines Corp.                                        21,300         2,445,506
   Intuit Inc. (A)                                         6,900           422,840
   Sun Microsystems Inc.(A)                               13,300           578,134
   Symbol Technologies, Inc.                              14,000           528,500
   Texas Instruments, Inc.                                 6,800           396,525
   Xerox Corp.                                             5,800           589,425
                                                                     -------------
                                                                        15,290,881
                                                                     -------------

  TELECOMMUNICATIONS (8.1%)
   AT&T Corp.                                             27,000     $   1,542,375
   AirTouch Communications, Inc. (A)                       9,100           531,781
   Ameritech Corp.                                        19,400           870,575
   Bell Atlantic Corp.                                    27,360         1,248,300
   BellSouth Corp.                                        17,500         1,174,688
   GTE Corp.                                              17,100           951,188
   Lucent Technologies Inc.                               29,768         2,476,326
   MCI Communications Corp.                               11,900           691,315
   MediaOne Group, Inc. (A)                               10,500           461,344
   Northern Telecom Ltd.                                   8,800           499,400
   SBC Communications, Inc.                               34,650         1,386,000
   Sprint Corp.                                            7,770           547,785
   U S West, Inc.                                          8,387           394,178
   WorldCom Inc. (A)                                      29,400         1,421,305
                                                                     -------------
                                                                        14,196,560
                                                                     -------------
  TEXTILE (0.3%)
   Fruit of The Loom (A)                                  16,200           537,638
                                                                     -------------

  TOBACCO (1.0%)
   Loews Corp.                                             4,300           374,638
   Philip Morris Cos.                                     36,400         1,433,250
                                                                     -------------
                                                                         1,807,888
                                                                     -------------
  U.S. AGENCY (0.8%)
   Federal Home Loan Mortgage Corp.                       13,000           611,813
   Federal National
    Mortgage Association                                  12,900           783,675
                                                                     -------------
                                                                         1,395,488
                                                                     -------------
  UTILITIES (1.7%)
   Edison International                                   21,400           632,638
   FPL Group Inc.                                          9,200           579,600
   Houston Industries                                      4,600           142,025
   MidAmerican Energy Holdings Co.                        23,600           510,350
   PacifiCorp                                              4,800           108,600
   Southern Co.                                           11,800           326,713
   Texas Utilities Co.                                    16,600           690,975
                                                                     -------------
                                                                         2,990,901
                                                                     -------------
    TOTAL COMMON STOCKS
     (COST $113,263,608)                                               169,108,754
                                                                     -------------

                                                     PRINCIPAL          MARKET
                                                      AMOUNT            VALUE
                                                   -------------    --------------
SHORT-TERM INVESTMENTS (3.7%)

  COMMERCIAL PAPER (3.5%)
   American Home Products Corp.,
    5.67% due September 18, 1998                    $  1,879,000    $    1,855,960
   PepsiCo Inc.
    6.08% due July 1, 1998                             1,457,000         1,457,000
   Prudential Funding Corp.,
    5.63% due July 22, 1998                            2,773,000         2,763,530
                                                                    --------------
                                                                         6,076,490
                                                                    --------------
  U.S. TREASURY (0.2%)
   United States of America Treasury,
    5.21% due July 23, 1998 (B)                     $    400,000           398,836
                                                                    --------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $6,476,012)                                       6,475,326
                                                                    --------------

                                                     NOTIONAL
                                                      VALUE
                                                   -------------
FUTURES CONTRACTS (0.0%)

   S&P 500 Stock Index,
    Exp. September, 1998 (C)                       $   6,286,500                 -
                                                                    --------------


    TOTAL INVESTMENTS (100%)
     (COST $119,739,620) (D)                                        $  175,584,080
                                                                    ==============


NOTES

(A)     Non-income Producing Security.

(B) Par value of $335,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1998, net unrealized appreciation for all securities was $55,844,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $57,158,923 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,314,463.




                        See Notes to Financial Statements

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


For the six months ended June 30, 1998 the economy continued to expand at a greater than expected pace. However, growth slowed somewhat in the second quarter as the result of dislocations produced by the ongoing crisis in Asia, and the impact of the General Motors labor strike. Inflation for the most part continued to be nonexistent. As a result, the financial markets rallied and the 30-year Treasury bond yield ended at 5.62%, down 30 basis points from year-end. In addition, the federal funds rate remained unchanged at 5.50%.

It is anticipated that Gross Domestic Product growth will approximate 2% for the second quarter after a sizzling 5.4% rate for the first quarter. Accordingly, the Federal Reserve Board ("Fed") appears to be remaining on the sidelines for the foreseeable future.

The strategy in management of The Travelers Timed Short-Term Bond Account For Variable Annuities' short-term assets will be to extend maturates from the current average of 31 days to between 60 and 90 days. At June 30, 1998 the asset size of the portfolio was $125.1 million with an average yield of 5.58%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.



                                  [TIMCO LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998


ASSETS:
     Investment securities, at market value (cost $125,128,848)........................   $  125,107,994
     Cash .............................................................................           34,051
     Receivables:
          Investment securities sold...................................................        1,859,000
          Purchase payments and transfers from other Travelers accounts................           55,062
                                                                                          --------------

               Total Assets............................................................      127,056,107
                                                                                          --------------

LIABILITIES:
     Payables:
          Investment securities purchased..............................................        1,892,685
          Contract surrenders and transfers to other Travelers accounts................          380,351
          Investment management and advisory fees......................................            5,561
          Market timing fees...........................................................           21,402
     Accrued liabilities...............................................................           21,414
                                                                                          --------------

               Total Liabilities.......................................................        2,321,413
                                                                                          --------------

NET ASSETS:
     (Applicable to 87,921,044 units outstanding at $1.419 per unit)...................   $  124,734,694
                                                                                          ==============



                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Interest  ...........................................................                      $  2,942,268

EXPENSES:
     Market timing fees...................................................       $ 653,863
     Investment management and advisory fees..............................         169,616
     Insurance charges....................................................         653,863
                                                                                -----------
          Total expenses..................................................                         1,477,342
                                                                                                -------------

               Net investment income......................................                         1,464,926
                                                                                                -------------

REALIZED LOSS AND CHANGE IN UNREALIZED GAIN (LOSS) ON
        INVESTMENT SECURITIES:
     Realized loss from investment security transactions:
          Proceeds from investment securities sold........................         520,000
          Cost of investment securities sold..............................         520,020
                                                                                -----------

               Net realized loss..........................................                               (20)

     Change in unrealized gain (loss) on investment securities:
          Unrealized gain at December 31, 1997............................           1,451
          Unrealized loss at June 30, 1998................................         (20,854)
                                                                                -----------

            Net change in unrealized gain (loss) for the period...........                           (22,305)
                                                                                                -------------

               Net realized loss and change in unrealized gain (loss).....                           (22,325)
                                                                                                -------------

     Net increase in net assets resulting from operations.................                      $  1,442,601
                                                                                                =============





                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                               SIX MONTHS
                                                                                                 ENDED           YEAR ENDED
                                                                                                JUNE 30,        DECEMBER 31,
                                                                                                  1998              1997
                                                                                                  ----              ----
                                                                                              (UNAUDITED)

OPERATIONS:
     Net investment income..............................................................    $    1,464,926     $    2,113,331
     Net realized loss from investment security transactions............................               (20)              (336)
     Net change in unrealized gain (loss) on investment securities......................           (22,305)            11,785
                                                                                            ---------------    ---------------

          Net increase in net assets resulting from operations..........................         1,442,601          2,124,780
                                                                                            ---------------    ---------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 1,811,309 and 2,871,021 units, respectively)...................         2,553,548          3,957,433
     Participant transfers from other Travelers accounts
          (applicable to 1,848,589 and 1,695,500 units, respectively)...................         2,605,254          2,349,190
     Market timing transfers from other Travelers timed accounts
          (applicable to 43,058,981 and 46,933,510 units, respectively).................        60,525,167         64,283,327
     Administrative charges
          (applicable to 42,621 and 57,421 units, respectively).........................           (60,442)           (79,709)
     Contract surrenders
          (applicable to 3,624,734 and 4,875,179 units, respectively)...................        (5,112,306)        (6,710,909)
     Participant transfers to other Travelers accounts
          (applicable to 2,307,789 and 5,843,389 units, respectively)...................        (3,251,676)        (8,038,607)
     Market timing transfers to other Travelers timed accounts
          (applicable to 47,867,671 units)..............................................                 -        (65,788,808)
     Other payments to participants
          (applicable to 84,433 and 159,816 units, respectively)........................          (119,027)          (219,800)
                                                                                            ---------------    ---------------

          Net increase (decrease) in net assets resulting from unit transactions........        57,140,518        (10,247,883)
                                                                                            ---------------    ---------------

               Net increase (decrease) in net assets....................................        58,583,119         (8,123,103)

NET ASSETS:
     Beginning of period................................................................        66,151,575         74,274,678
                                                                                            ---------------    ---------------

     End of period                                                                          $  124,734,694     $   66,151,575
                                                                                            ===============    ===============






                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $30,028 and $56,053 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)



                                                                    SIX
                                                                  MONTHS
                                                                   ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                 --------   -----------------------------------------------------
                                                                   1998       1997       1996     1995        1994        1993
                                                                   ----       ----       ----     ----        ----        ----
SELECTED PER UNIT DATA:
  Total investment income....................................    $  .039    $  .077    $  .057    $ .074    $   .055    $   .041
  Operating expenses.........................................       .019       .039       .030      .035        .036        .037
                                                                 -------    -------    -------    ------    --------    --------

  Net investment income......................................       .020       .038       .027      .039        .019        .004

  Unit value at beginning of period..........................      1.399      1.361      1.333     1.292       1.275       1.271
  Net realized and change in unrealized gains (losses)*......       .000       .000       .001      .002       (.002)          -
                                                                 -------    -------    -------    ------    --------    --------
  Unit value at end of period................................    $ 1.419    $ 1.399    $ 1.361    $1.333    $  1.292    $  1.275
                                                                 =======    =======    =======    ======    ========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase in unit value.................................    $   .02    $   .04    $   .03    $  .04    $    .02    $      -
  Ratio of operating expenses to average net assets**........       2.82%      2.82%      2.82%     2.82%       2.82%       2.82%
  Ratio of net investment income to average net assets**.....       2.80%      2.77%      2.47%     3.17%       1.45%        .39%
  Number of units outstanding at end of period (thousands)...     87,921     47,262     54,565         -     216,713     353,374



* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**    Annualized.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998



                                                  PRINCIPAL               MARKET
                                                    AMOUNT                VALUE
                                               ----------------     -----------------
SHORT-TERM INVESTMENTS (100%)

  COMMERCIAL PAPER (100%)
   American Home Products Corp.,
    5.64% due August 21, 1998                    $     979,000       $       971,171
   Bell Atlantic Financial Services Inc.,
    5.70% due July 14, 1998                          1,440,000             1,436,845
   Dakota Certificates Program,
    5.66% due August 14, 1998                        6,600,000             6,554,288
   General Electric Capital Corp.,
    5.64% due July 17, 1998                          6,500,000             6,482,775
   H. J. Heinz Co.,
    5.63% due July 15, 1998                          4,065,000             4,055,480
   H. J. Heinz Co.,
    5.63% due July 29, 1998                          5,000,000             4,977,625
   J. C. Penney Co., Inc.,
    5.65% due August 28, 1998                        9,345,000             9,260,278
   J.P. Morgan & Company,
    5.64% due July 21, 1998                          7,514,000             7,489,482
   Marsh & McLennan Cos.,
    5.70% due July 28, 1998                          6,000,000             5,974,056
   Merrill Lynch & Co.,
    5.67% due July 14, 1998                          7,140,000             7,124,356
   National Rural Utilities Co-Op,
    Financial Corp.,
     5.64% due August 6, 1998                        7,835,000             7,790,341
   PacifiCorp,
    5.64% due July 29, 1998                         10,475,000            10,428,124
   PepsiCo, Inc.,
    6.08% due July 1, 1998                           1,893,000             1,893,000
   Potomac Electric Power Co.,
    5.64% due July 28, 1998                          3,674,000             3,658,114
   Prudential Funding Corp.,
    5.61% due July 9, 1998                           9,300,000             9,286,748
   Sherwin Williams Co.,
    5.64% due August 3, 1998                         5,000,000             4,973,800
   Sherwin Williams Co.,
    5.64% due August 12, 1998                        6,000,000             5,960,280
   Societe Generale North America,
    5.63% due July 7, 1998                           5,085,000             5,079,340
   Southern New England Telephone,
    5.65% due July 20, 1998                          7,046,000             7,024,087
   Tampa Electric Co.,
    5.64% due August 3, 1998                         2,435,000             2,422,241
   Transamerica Financial Corp.,
    5.64% due July 13, 1998                          1,990,000             1,985,942
   TRW, Inc.,
    5.65% due July 27, 1998                          1,700,000             1,692,904
   TRW, Inc.,
    5.69% due September 23, 1998                     8,700,000             8,586,717
                                                                     ----------------

    TOTAL INVESTMENTS (100%)
     (COST $125,128,848)                                             $   125,107,994
                                                                     ================




                        See Notes to Financial Statements

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account For Variable Annuities ("Account TAS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 MidCap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the six months ended June 30, 1998, Account TAS had a total return of 9.7%, before fees and expenses, ahead of the 8.7% total return of S&P 400. Net of fees and expenses, Account TAS's total return of 8.1% for the first half of 1998 lagged the 12.6% average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Mid Cap Category. On a trailing twelve month basis as of June 30, 1998, Account TAS's total return of 26.7%, net of fees and expenses, compared favorable with the Lipper Mid Cap Capital Appreciation Category average of 21.0%.

During the first half of 1998, stock selection in the technology, financial services, consumer discretionary, materials and processing sectors made the strongest positive contribution to the portfolio's overall relative performance. In the technology sector, our emphasis on a number of rapidly growing software companies such as Keane Inc., BMC Software and Computer Sciences was rewarded as those stocks rose sharply. In the financial services sector, the portfolio's biggest winner was Capital One Financial, a player in the credit card and consumer banking businesses, whose earnings estimates have climbed rapidly in the last six months. Our positions in Bear Stearns, Hartford Life and Franklin Resources also performed well in this sector.

In the consumer discretionary sector, we were helped by overweighted positions in media companies such as New York Times and Meredith Corp. and a number of different retailers such as Family Dollar, Costco and Staples. The portfolio also benefited from not holding Manpower Inc. and US Office Products, which fell on higher costs and declining revenues. In the materials sector, the portfolio avoided a number of earnings disappointments in companies such as Witco, IMC Global and Lubrizol. We lost ground to the benchmark in the transportation sector. Our positions in Overseas Shipholding and CNF Transportation adversely affected performance and we also lagged the sector performance as a result of our small underweight position in the airline industry.

Our disciplined approach to stock selection emphasizes stocks that offer improving fundamentals and relative earnings gains at discounted stock valuations. In the technology sector, we focus on the higher growth software industry with positions in Keane Inc., BMC Software and Compuware. We maintain an underweight position in the weak performing semiconductor group by excluding stocks such as Xilinx and Analog Devices, which have produced a string of negative earnings surprises. In the health care sector, we continue to emphasize Biomet and Guidant, leading manufacturers of medical devices, and medical services distribution companies such as Mckesson. In the consumer discretionary sector, our focus is on diversified media companies like New York Times and retailers such as Family Dollar, TJX and Neiman Marcus which demonstrate strong sales and earnings momentum.

We believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market over the short term. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA



                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998


ASSETS:
     Investment securities, at market value (cost $72,169,367)....................       $  88,337,670
     Cash.........................................................................              87,335
     Receivables:
          Dividends...............................................................              44,534
          Investment securities sold..............................................           7,763,780
          Purchase payments and transfers from other Travelers accounts...........              42,308
                                                                                         -------------

               Total Assets.......................................................          96,275,627
                                                                                         -------------

LIABILITIES:
     Payables:
          Investment securities purchased.........................................           6,024,338
          Contract surrenders and transfers to other Travelers accounts...........              91,011
          Investment management and advisory fees.................................               4,300
          Market timing fees......................................................              15,357
          Variation on futures margin.............................................              13,539
     Accrued liabilities..........................................................              15,407
                                                                                         -------------

               Total Liabilities..................................................           6,163,952
                                                                                         -------------

NET ASSETS:
       (Applicable to 24,601,003 units outstanding at $3.665 per unit)............       $  90,111,675
                                                                                         =============





                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Dividends ...................................................................        $     378,597
     Interest  ...................................................................              425,156
                                                                                          -------------

          Total Income............................................................                           $      803,753

EXPENSES:
     Market timing fees...........................................................              559,600
     Investment management and advisory fees......................................              156,745
     Insurance charges............................................................              559,600
                                                                                          -------------
          Total expenses..........................................................                                1,275,945
                                                                                                             ---------------

               Net investment loss................................................                                 (472,192)
                                                                                                             ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
        INVESTMENT SECURITIES:
     Realized gain from investment security transactions:
          Proceeds from investment securities sold................................           45,593,727
          Cost of investment securities sold......................................           39,162,342
                                                                                          -------------

               Net realized gain..................................................                                6,431,385

     Change in unrealized gain on investment securities:
          Unrealized gain at December 31, 1997....................................           15,078,427
          Unrealized gain at June 30, 1998........................................           16,168,303

                                                                                          -------------

               Net change in unrealized gain for the period.......................                                1,089,876
                                                                                                             ---------------

                    Net realized gain and change in unrealized gain...............                                7,521,261
                                                                                                             ---------------

     Net increase in net assets resulting from operations.........................                           $    7,049,069
                                                                                                             ===============






                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                           SIX MONTHS
                                                                                             ENDED           YEAR ENDED
                                                                                            JUNE 30,        DECEMBER 31,
                                                                                              1998              1997
                                                                                              ----              ----
                                                                                          (UNAUDITED)
OPERATIONS:
     Net investment loss............................................................    $    (472,192)    $     (591,046)
     Net realized gain from investment security transactions........................        6,431,385         14,770,772
     Net change in unrealized gain on investment securities.........................        1,089,876          5,613,596
                                                                                        --------------    ---------------

          Net increase in net assets resulting from operations......................        7,049,069         19,793,322
                                                                                        --------------    ---------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 754,224 and 1,773,947 units, respectively).................        2,693,451          5,233,718
     Participant transfers from other Travelers accounts
          (applicable to 203,292 and 343,016 units, respectively)...................          735,715          1,050,497
     Market timing transfers from other Travelers timed accounts
          (applicable to 6,455,170 units)...........................................                -         17,684,347
     Administrative charges
          (applicable to 14,934 and 38,438 units, respectively).....................          (54,345)          (117,747)
     Contract surrenders
          (applicable to 950,370 and 1,793,810 units, respectively).................       (3,437,459)        (5,349,748)
     Participant transfers to other Travelers accounts
          (applicable to 1,236,530 and 3,726,120 units, respectively)...............       (4,446,257)       (11,042,553)
     Market timing transfers to other Travelers timed accounts
          (applicable to 7,255,179 units)...........................................                -        (18,527,841)
     Other payments to participants
          (applicable to 19,219 and 61,544 units, respectively).....................          (69,571)          (201,368)
                                                                                        --------------    ---------------

          Net decrease in net assets resulting from unit transactions...............       (4,578,466)       (11,270,695)
                                                                                        --------------    ---------------

               Net increase in net assets...........................................        2,470,603          8,522,627

NET ASSETS:
     Beginning of period............................................................       87,641,072         79,118,445
                                                                                        --------------    ---------------

     End of period                                                                      $  90,111,675     $   87,641,072
                                                                                        ==============    ===============



                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $40,678,323 and $44,516,691, respectively, for the six months ended June 30, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $8,952 and $7,564 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

    At June 30, 1998, Account TAS held 88 open S&P 400 MidCap Index futures contracts expiring in September, 1998. The underlying face value, or notional value, of these contracts at June 30, 1998 amounted to $16,042,400. In connection with these contracts, short-term investments with a par value of $685,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $1,077,036 and $3,766,611 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1998 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $37,849 and $69,828 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)



                                                                     SIX
                                                                   MONTHS
                                                                    ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                  --------     -----------------------------------------------------
                                                                    1998        1997        1996        1995      1994       1993
                                                                    ----        ----        ----        ----      ----       ----
SELECTED PER UNIT DATA:
  Total investment income....................................      $  .032     $  .063    $  .041     $  .042    $  .036    $  .037
  Operating expenses.........................................         .050        .085       .069        .057       .049       .048
                                                                   -------     -------    -------     -------    -------    -------

  Net investment loss........................................       (.018)      (.022)     (.028)      (.015)     (.013)     (.011)

  Unit value at beginning of period..........................        3.389       2.623      2.253       1.706      1.838      1.624
  Net realized and change in unrealized gains (losses).......         .294        .788       .398        .562     (.119)       .225
                                                                   -------     -------    -------     -------    -------    -------

  Unit value at end of period................................      $ 3.665     $ 3.389    $ 2.623     $ 2.253    $ 1.706    $ 1.838
                                                                   =======     =======    =======     =======    =======    =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value......................      $   .28     $   .77    $   .37     $   .55    $ (.13)    $   .21
  Ratio of operating expenses to average net assets*.........         2.85%       2.85%      2.84%       2.83%      2.80%      2.82%
  Ratio of net investment loss to average net assets*........       (1.05)%      (.76)     (1.13)%      (.74)      (.72)      (.80)
  Number of units outstanding at end of period (thousands)...       24,601      25,865     30,167      45,575     25,109     43,059
  Portfolio turnover rate....................................           55%         92%        98%        113%       142%        71%
  Average commission rate paid+..............................      $  .053     $  .052    $  .047            -          -          -


*     Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the period.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998





                                                      NO. OF               MARKET
                                                      SHARES               VALUE
                                                   ------------       ------------
COMMON STOCKS (82.9%)

  AEROSPACE (0.9%)
   Precision Castparts Corp.                              5,900       $    314,913
   Sundstrand Corp.                                       8,800            503,800
                                                                      ------------
                                                                           818,713
                                                                      ------------
  AIRLINES (0.6%)
   Alaska Air Group (A)                                   4,000            218,250
   Continental Airlines (A)                               2,900            176,538
   Northwest Airlines (A)                                 2,800            108,062
                                                                      ------------
                                                                           502,850
                                                                      ------------
  AUTOMOTIVE (1.0%)
   Arvin Industries, Inc.                                 7,400            268,712
   Harley-Davidson, Inc.                                  7,540            292,175
   Hertz Corp. Class A                                    3,500            155,094
   Navistar International Corp. (A)                       4,900            141,488
                                                                      ------------
                                                                           857,469
                                                                      ------------
  BANKING (5.8%)
   AmSouth Bancorp                                        4,275            168,061
   Associated Banc-Corp                                   4,875            183,574
   Capital One Financial Corp.                            5,200            645,775
   Dime Savings Bank                                      9,400            281,413
   First Security Corp.                                   5,850            125,226
   First Tennesse National Corp.                          9,600            303,000
   First Virginia Banks, Inc.                             4,000            204,500
   Firstar Corp.                                         11,100            421,800
   Hibernia Corp. Class A                                10,500            211,969
   M & T Bank Corp.                                         333            184,482
   Marshall & Ilsley Corp.                                7,800            398,775
   Mercantile Bankshares Corp.                            9,650            335,638
   Regions Financial Corp.                               10,000            410,312
   SouthTrust Corp.                                      11,250            490,078
   Union Planters Corp.                                   5,100            299,944
   UnionBanCal Corp.                                      1,600            155,600
   Wilmington Trust Co.                                   5,100            310,781
                                                                      ------------
                                                                         5,130,928
                                                                      ------------
  BEVERAGE (1.5%)
   Brown-Forman Corp. Class B                             4,800            308,400
   Coca-Cola Enterprises, Inc.                           26,200          1,028,350
                                                                      ------------
                                                                         1,336,750
                                                                      ------------
  BROKERAGE (2.5%)
   A.G. Edwards, Inc.                                    10,850            463,159
   Bear Stearns Cos.                                      9,326            530,416
   FINOVA Group, Inc.                                     7,300            413,363
   Franklin Resources Inc.                                3,000            162,000
   Paine Webber Group, Inc.                              11,100            475,912
   T. Rowe Price & Associates, Inc.                       4,600            172,788
                                                                      ------------
                                                                         2,217,638
                                                                      ------------
  BUILDING MATERIALS (1.5%)
   Carlisle Companies                                     5,700            245,456
   Centex Corp.                                           6,800            256,700
   Southdown, Inc.                                        3,800            271,225
   Vulcan Materials                                       4,800            512,100
                                                                      ------------
                                                                         1,285,481
                                                                      ------------

  CAPITAL GOODS (1.4%)
   Cordant Technologies Inc.                              7,520            346,860
   Crane Co.                                              3,150            152,972
   Leggett & Platt, Inc.                                 20,800            520,000
   Thomas & Betts Corp.                                   4,200            206,850
                                                                      ------------
                                                                         1,226,682
                                                                      ------------
  CHEMICALS (2.1%)
   Albemarle Corp.                                       13,600            300,050
   Crompton & Knowles Corp.                              14,800            372,775
   International Specialty
    Products, Inc. (A)                                   13,000            242,125
   Mylan Labs, Inc.                                       9,600            288,600
   Solutia Inc.                                          23,500            674,156
                                                                      ------------
                                                                         1,877,706
                                                                      ------------
  CONSTRUCTION MACHINERY (0.2%)
   Ingersoll-Rand Co.                                     4,900            215,906
                                                                      ------------

  CONSUMER (0.7%)
   HON Industry, Inc.                                     9,480            321,727
   Maytag Corp.                                           3,000            148,125
   Whirlpool Corp.                                        2,300            158,125
                                                                      ------------
                                                                           627,977
                                                                      ------------
  CONSUMER SERVICES (0.4%)
   DST Systems, Inc. (A)                                  2,900            162,400
   Knight-Ridder, Inc.                                    2,700            148,669
                                                                      ------------
                                                                           311,069
                                                                      ------------
  ENTERTAINMENT (0.4%)
   International Game Technology                         14,800            358,900
                                                                      ------------

  ENVIROMENTAL (1.2%)
   USA Waste Services, Inc. (A)                          13,165            650,022
   U.S. Filter Corp. (A)                                 16,200            454,612
                                                                      ------------
                                                                         1,104,634
                                                                      ------------
  FINANCE (0.5%)
   Countrywide Credit Industries, Inc.                    3,300            167,475
   Crestar Financial                                      4,800            261,900
                                                                      ------------
                                                                           429,375
                                                                      ------------
  FOOD (2.8%)
   Brinker International (A)                             13,000            250,250
   Cracker Barrel Old Country Store                       9,300            296,146
   Dean Foods Co.                                         6,690            367,532
   Interstate Bakeries Corp.                             12,400            411,525
   J.M. Smucker Co.                                       7,300            181,131
   Starbucks Corp. (A)                                    6,600            352,481
   Suiza Foods Corp. (A)                                  5,800            346,188
   U.S. Foodservice (A)                                   8,300            291,019
                                                                      ------------
                                                                         2,496,272
                                                                      ------------

                                                      NO. OF             MARKET
                                                      SHARES             VALUE
                                                   ------------       ------------
  HEALTHCARE (2.8%)
   Cardinal Health, Inc.                                  1,800       $    168,750
   Concentra Managed Care, Inc. (A)                       8,800            228,525
   Guidant Corp.                                          4,200            299,513
   Health Management Assoc. Inc. (A)                     21,450            717,234
   HEALTHSOUTH Corp. (A)                                  6,700            178,806
   Humana, Inc. (A)                                       5,900            184,006
   NovaCare, Inc. (A)                                    21,000            246,750
   Total Renal Care Holdings (A)                         14,000            483,000
                                                                      ------------
                                                                         2,506,584
                                                                      ------------
  HOME CONSTRUCTION (0.5%)
   Clayton Homes, Inc.                                    9,150            173,850
   Masco Corp.                                            3,800            229,900
                                                                      ------------
                                                                           403,750
                                                                      ------------
  INDEPENDENT ENERGY (1.0%)
   AES Corp. (A)                                         17,300            909,331
                                                                      ------------

  INDUSTRIAL (4.3%)
   AccuStaff, Inc. (A)                                    7,900            246,875
   Allegiance Corp.                                       4,700            240,875
   Cintas Corp.                                          11,200            570,149
   Corrections Corp. of America (A)                      12,700            298,450
   Herman Miller, Inc.                                   12,200            296,231
   Mercury General Corp.                                  4,300            277,081
   Minerals Technologies, Inc.                            3,100            157,712
   National Service Industry, Inc.                        2,900            147,538
   Noble Drilling Corp. (A)                              18,700            449,969
   Pentair, Inc.                                          6,700            284,750
   Robert Half International, Inc. (A)                   10,400            581,100
   Teleflex, Inc.                                         6,600            250,800
                                                                      ------------
                                                                         3,801,530
                                                                      ------------
  INSURANCE (3.3%)
   AFLAC, Inc.                                           15,900            481,969
   Ambac Financial Group, Inc.                            7,100            415,350
   Enhance Financial Services
    Group, Inc.                                           4,800            162,000
   Everest Reinsurance Holdings                           3,500            134,531
   Hartford Life Inc.                                     3,600            204,975
   Health Care & Retirement Corp. (A)                     8,600            339,163
   Old Republic International Corp.                      16,350            479,259
   PMI Group, Inc.                                        4,700            344,862
   Provident Life & Accident
    Insurance Co.                                         4,800            165,600
   20th Century Industries                                8,100            232,369
                                                                      ------------
                                                                         2,960,078
                                                                      ------------
  INTERGRATED ENERGY (0.2%)
   Parker Drilling Co. (A)                               19,400            137,013
                                                                      ------------

  MEDIA (1.5%)
   Interpublic Group of
    Companies, Inc.                                       2,600            157,788
   Meredith Corp.                                         4,100            192,444
   New York Times Co.                                     4,000            317,000
   TCA Cable TV, Inc.                                     4,500            270,563
   Valassis Communications, Inc. (A)                      4,000            154,250
   Washington Post Co.                                      370            213,120
                                                                      ------------
                                                                         1,305,165
                                                                      ------------

  METALS (0.5%)
   Aeroquip-Vickers, Inc.                                 2,686            156,795
   Bethlehem Steel Corp. (A)                             11,700            145,519
   USX-U.S. Steel Group                                   4,600            151,800
                                                                      ------------
                                                                           454,114
                                                                      ------------
  NATURAL GAS DISTRIBUTORS (1.0%)
   El Paso Natural Gas Co.                                4,400            168,300
   MCN Energy Group, Inc.                                 5,100            126,863
   MarketSpan Corp. (A)                                   9,600            287,400
   National Fuel Gas Co.                                  6,000            261,375
                                                                      ------------
                                                                           843,938
                                                                      ------------
  NATURAL GAS PIPELINE (0.3%)
   Consolidated Natural Gas Co.                           4,600            270,825
                                                                      ------------

  OIL FIELD (1.8%)
   ENSCO International, Inc.                             14,200            246,725
   Global Marine, Inc. (A)                               13,100            244,806
   Tidewater, Inc.                                        4,600            151,800
   Transocean Offshore, Inc.                             14,100            627,450
   Varco International, Inc. (A)                         14,000            277,375
                                                                      ------------
                                                                         1,548,156
                                                                      ------------
  PAPER (0.6%)
   P.H. Glatfelter                                       12,800            202,400
   Reynolds & Reynolds                                    6,100            110,944
   Sonoco Products                                        8,250            249,563
                                                                      ------------
                                                                           562,907
                                                                      ------------
  PHARMACEUTICALS (3.2%)
   Bergen Brunswig Corp.                                  7,475            346,653
   CVS Corp.                                              6,148            239,388
   McKesson Corp.                                        11,600            942,500
   Omnicare, Inc.                                        10,900            415,562
   PharMerica, Inc. (A)                                  12,500            150,781
   Watson Pharmaceuticals, Inc. (A)                      15,160            707,783
                                                                      ------------
                                                                         2,802,667
                                                                      ------------
  RAILROADS (0.7%)
   Kansas City Southern
    Industries, Inc.                                      6,500            322,563
   Trinity Industries                                     8,100            336,150
                                                                      ------------
                                                                           658,713
                                                                      ------------
  REAL ESTATE (0.5%)
   CarrAmerica Realty Corp.                               4,000            113,500
   Crescent Real Estate Equities                          4,000            134,500
   Kimco Realty                                           4,000            164,000
                                                                      ------------
                                                                           412,000
                                                                      ------------
  REFINING (1.0%)
   Ashland, Inc.                                          4,100            211,663
   Murphy Oil Corp.                                       3,600            182,475
   Tosco Corp.                                           12,400            364,250
   Valero Energy Corp.                                    4,400            146,300
                                                                      ------------
                                                                           904,688
                                                                      ------------

                                                       NO. OF            MARKET
                                                       SHARES            VALUE
                                                    ------------     -------------
  RETAILERS (7.6%)
   AutoZone, Inc. (A)                                     4,800      $     153,300
   Bed Bath & Beyond, Inc. (A)                            9,000            466,593
   Borders Group, Inc. (A)                                4,800            177,600
   Costco Cos. (A)                                        5,300            334,397
   Dollar General Corp.                                  15,358            607,601
   Family Dollar Stores                                  27,400            506,900
   General Nutrition Cos. (A)                            11,100            346,181
   Kohl's Corp. (A)                                      17,400            902,625
   Liz Claiborne, Inc.                                    4,900            256,025
   Neiman-Marcus
    Group, Inc. (A)                                       6,500            282,344
   Office Depot, Inc. (A)                                13,000            410,312
   OfficeMax, Inc. (A)                                    9,580            158,070
   Payless ShoeSource, Inc. (A)                           3,900            287,381
   Ross Stores, Inc.                                      4,000            172,500
   Staples, Inc. (A)                                     27,997            811,037
   TJX Companies, Inc.                                   14,400            347,400
   Viking Office Products, Inc. (A)                      12,700            397,669
   Wolverine World Wide                                   5,800            125,787
                                                                     -------------
                                                                         6,743,722
                                                                     -------------
  SERVICES (4.5%)
   Biogen Inc. (A)                                        2,500            122,500
   Biomet, Inc.                                          10,400            343,850
   Cadence Design Systems, Inc. (A)                      23,350            729,688
   Ecolab, Inc.                                           8,200            254,200
   HBO & Co.                                              6,600            232,856
   Omnicom Group                                          6,500            324,187
   Paychex, Inc.                                         12,712            516,821
   Stewart Enterprises, Inc.                             14,400            385,649
   Stryker Corp.                                         13,400            514,225
   SunGard Data Systems, Inc. (A)                        14,100            541,088
                                                                     -------------
                                                                         3,965,064
                                                                     -------------
  SUPERMARKETS (0.7%)
   Hannaford Brothers Co.                                 6,900            303,600
   Kroger Co. (A)                                         7,400            317,275
                                                                     -------------
                                                                           620,875
                                                                     -------------
  TECHNOLOGY (13.2%)
   America Online, Inc.                                  16,940          1,795,640
   American Power Conversion (A)                          7,600            227,050
   BMC Software, Inc. (A)                                21,200          1,101,736
   Berg Electronics Corp. (A)                             8,027            157,028
   Comdisco, Inc.                                        22,600            429,400
   Computer Sciences Corp.                                3,100            198,400
   Compuware Corp. (A)                                   17,500            894,140
   Fiserv, Inc. (A)                                       6,150            261,183
   FORE Systems, Inc. (A)                                 7,100            187,928
   General Instrument Corp. (A)                           6,700            182,156
   Keane, Inc. (A)                                        9,700            543,200
   Lexmark International
    Group, Inc. Class A (A)                               8,400            512,400
   Linear Technology Corp.                                7,700            464,406

  TECHNOLOGY (CONTINUED)
   Maxim Integrated Products (A)                         13,200            418,687
   Networks Associates, Inc. (A)                         12,150            581,301
   Parker-Hannifin                                        5,300            202,063
   PeopleSoft, Inc. (A)                                   3,200            150,300
   SCI Systems (A)                                        8,700            327,337
   Solectron Corp. (A)                                    8,700            365,944
   Sterling Commerce, Inc. (A)                            6,900            334,650
   Sterling Software, Inc. (A)                           11,300            334,056
   Storage Technology Corp. (A)                          14,600            633,275
   Symantec Corp. (A)                                    10,800            281,475
   Symbol Technologies, Inc.                              9,300            351,075
   Synopsys, Inc. (A)                                     8,900            407,452
   Transaction Systems Architects (A)                     4,000            154,125
   Vitesse Semiconductor (A)                              6,000            185,625
                                                                     -------------
                                                                        11,682,032
                                                                     -------------
  TELECOMMUNICATIONS (2.9%)
   ADC Telecommunications, Inc. (A)                      10,600            387,231
   Advanced Fibre
    Communications, Inc. (A)                              3,900            156,365
   Aliant Communications, Inc.                           11,100            304,556
   Century Telephone Enterprises                         15,650            717,944
   NEXTEL Communications, Inc. (A)                        7,800            193,781
   Qwest Communications
    International (A)                                         0                  5
   360 Communications Company (A)                        17,900            572,800
   Winstar Communications, Inc. (A)                       4,600            197,656
                                                                     -------------
                                                                         2,530,338
                                                                     -------------
  TEXTILE (0.2%)
   VF Corp.                                               3,000            154,500
                                                                     -------------

  TOBACCO (0.1%)
   Universal Corp.                                        2,700            100,913
                                                                     -------------

  TRANSPORTATION (1.2%)
   Airborne Freight Corp.                                 9,973            348,432
   GATX Corp.                                             9,400            412,425
   J.B. Hunt Transport                                    8,400            299,775
                                                                     -------------
                                                                         1,060,632
                                                                     -------------

                                                       NO. OF            MARKET
                                                       SHARES            VALUE
                                                    ------------     -------------
  UTILITIES (5.8%)
   Baltimore Gas & Electric Co.                           5,500      $     170,844
   Black Hills Corp.                                      7,650            175,950
   CalEnergy Co. (A)                                     10,000            300,625
   FirstEnergy Corp.                                      9,500            292,125
   Florida Progress Corp.                                 4,500            185,062
   GPU, Inc.                                              7,800            294,937
   NIPSCO Industries Inc.                                18,000            504,000
   New Century Energies, Inc.                            14,400            654,300
   New England Electric System                            5,100            220,575
   Northeast Utilities (A)                               10,100            171,069
   Pinnacle West Capital                                 12,200            549,000
   Public Service Company of
    New Mexico                                           16,200            367,537
   SCANA Corp.                                           14,800            441,225
   TECO Energy, Inc.                                     15,300            410,231
   Wisconsin Energy Corp.                                13,100            397,912
                                                                     -------------
                                                                         5,135,392
                                                                     -------------
    TOTAL COMMON STOCKS
     (COST $57,102,973)                                                 73,273,277
                                                                     -------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
SHORT-TERM INVESTMENTS (17.1%)

  COMMERCIAL PAPER (16.3%)
   American Home Products Corp.,
    5.67% due September 9, 1998                     $ 1,461,000          1,443,085
   Asset Securitization Corp.,
    5.63% due July 16, 1998                           2,200,000          2,194,509
   BellSouth Capital Funding,
    5.61% due July 1, 1998                            1,456,000          1,455,764
   Goldman Sachs Group LP,
    5.67% due August 27, 1998                         2,200,000          2,180,391
   Morgan Stanley Dean Witter & Co.,
    5.64% due July 7, 1998                            1,725,000          1,723,080
   Motorola, Inc.,
    5.75% due July 23, 1998                             975,000            971,522
   National Rural Utilities Coop
    Financial Corp.,
     5.64% due July 30, 1998                          1,968,000          1,958,896
   Prudential Funding Corp.,
     5.63% due July 22, 1998                          1,637,000          1,631,410
   Tribune Co.,
    5.69% due August 26, 1998                           830,000            822,729
                                                                     -------------
                                                                        14,381,386
                                                                     -------------
  U.S. TREASURY (0.8%)
   United States of America Treasury,
    5.61% due July 23, 1998 (B)                         685,000            683,007
                                                                     -------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $15,066,394)                                     15,064,393
                                                                     -------------

                                                    NOTIONAL            MARKET
                                                     VALUE              VALUE
                                                  -------------      -------------
FUTURES CONTRACTS (0.0%)

   S&P 400 MidCap Index,
    Exp. September, 1998 (C)                       $ 16,042,400                  -
                                                                     -------------


    TOTAL INVESTMENTS (100%)
     (COST $72,169,367) (D)                                          $  88,337,670
                                                                     =============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $685,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1998, net unrealized appreciation for all securities was $16,168,303. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $17,570,777 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,402,474.


                        See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                          SIX MONTHS
                                                                                            ENDED            YEAR ENDED
                                                                                           JUNE 30,         DECEMBER 31,
                                                                                             1998                1997
                                                                                             ----                ----
                                                                                          (UNAUDITED)
OPERATIONS:
     Net investment income.........................................................     $         -         $     73,246
     Net realized gain from investment security transactions.......................               -              153,914
                                                                                        -------------       -------------

          Net increase in net assets resulting from operations.....................               -              227,160
                                                                                        -------------       -------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 71,480 units).............................................               -               89,455
     Participant transfers from other Travelers accounts
          (applicable to 4,094 units)..............................................               -                5,130
     Market timing transfers from other Travelers timed accounts
          (applicable to 5,774,393 units)..........................................               -            7,114,294
     Administrative charges
          (applicable to 4,881 units)..............................................               -               (6,000)
     Contract surrenders
          (applicable to 192,583 units)............................................               -             (240,631)
     Participant transfers to other Travelers accounts
          (applicable to 5,652,503 units)..........................................               -           (7,189,408)
                                                                                        -------------       -------------

          Net decrease in net assets resulting from unit transactions..............               -             (227,160)
                                                                                        -------------       -------------

               Net change in net assets............................................               -                    -

NET ASSETS:
     Beginning of period...........................................................               -                    -
                                                                                        -------------       -------------

     End of period                                                                      $         -         $          -
                                                                                        =============       =============





                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    ELIMINATION OF TIMING STRATEGY On October 1, 1997, The Travelers eliminated the U.S. Government Securities Market Timing Strategy. As a result, Account TB had no further activity through June 30, 1998.

    The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    There were no purchases or sales of securities for the six months ended June 30, 1998.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $1,559 of contingent deferred sales charges for the year ended December 31, 1997.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)



                                                                    SIX
                                                                  MONTHS
                                                                   ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                 --------   ----------------------------------------------------
                                                                   1998      1997      1996        1995       1994       1993
                                                                   ----      ----      ----        ----       ----       ----
SELECTED PER UNIT DATA:
  Total investment income.....................................    $ .000    $ .025    $  .033    $  .071    $  .007     $  .054
  Operating expenses..........................................      .000      .011       .015       .031       .006        .036
                                                                  ------    ------    -------    -------    -------     -------

  Net investment income.......................................      .000      .014       .018       .040       .001        .018

  Unit value at beginning of period...........................     1.273     1.232      1.383      1.215      1.234       1.132
  Net realized and change in unrealized gains (losses)........      .000      .027     (.169)      .128       (.020)       .084
                                                                  ------    ------    -------    -------    -------     -------

  Unit value at end of period.................................    $1.273    $1.273    $ 1.232    $ 1.383    $ 1.215     $ 1.234
                                                                  ======    ======    =======    =======    =======     =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value.......................    $  .00    $  .04    $ (.15)    $   .17    $ (.02)     $   .10
  Ratio of operating expenses to average net assets*..........       .00%     3.00%      3.00%      3.00%      3.00%       3.00%
  Ratio of net investment income to average net assets*.......       .00%     3.64%      3.48%      3.98%      1.02%       1.48%
  Number of units outstanding at end of period (thousands)....         -          -          -    11,466           -     20,207
  Portfolio turnover rate.....................................         -%      129%       153%       117%          -%       190%


*    Annualized.

                               Investment Advisers
                               -------------------
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut
             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES



                             Independent Accountants
                             -----------------------
                            COOPERS & LYBRAND L.L.P.
                              Hartford, Connecticut



                                    Custodian
                                    ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York










The financial information included herein has been taken from the records of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.


This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.






VG-182 (Semi-Annual) (6-98) Printed in U.S.A.